Exhibit 99

January 21, 2011

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

RE:	Green Oasis Environmental, Inc.
10745-178 Street
Edmonton, ALB
Canada, T5S 1J6

Ladies and Gentlemen:

We have read the statements made by Green Oasis Environmental, Inc. of the accompanying Form 8-K, which is being filed with the Securities and Exchange Commission. We agree with the statements contained therein concerning our firm.

Very truly yours,

/s/ GBH CPAs, PC